EXHIBIT 99
HSBC Finance Corporation
Quarterly Financial Supplement – March 31, 2005

HSBC Finance Corporation

Basis of Reporting

Non-GAAP Financial Measures

This Quarterly Financial Supplement includes financial information which is presented on a non-GAAP basis as discussed below. Information included in this Quarterly Financial Supplement is intended to supplement and should not be considered a substitute for owned basis reporting. This Quarterly Financial Supplement should be read in conjunction with the owned basis information reported in our Quarterly Report on Form 10-Q.
See “Reconciliations to GAAP Financial Measures” for quantitative reconciliations of non-GAAP financial information to the equivalent owned basis GAAP financial information.
Managed basis reporting We monitor our operations and evaluate trends on a managed basis (a non-GAAP financial measure), which assumes that securitized receivables have not been sold and are still on our balance sheet. We manage and evaluate our operations on a managed basis because the receivables that we securitize are subjected to underwriting standards comparable to our owned portfolio, are serviced by operating personnel without regard to ownership and result in a similar credit loss exposure for us. In addition, we fund our operations, review our operating results, and make decisions about allocating resources such as employees and capital on a managed basis.
When reporting on a managed basis, net interest income, provision for credit losses and fee income related to receivables securitized are reclassified from securitization revenue in our owned statement of income into the appropriate caption. Additionally, charge-off and delinquency associated with these receivables are included in our managed basis credit quality statistics.
Debt analysts, rating agencies and others also evaluate our operations on a managed basis for the reasons discussed above and have historically requested managed basis information from us. We believe that managed basis information enables investors and other interested parties to better understand the performance and quality of our entire managed loan portfolio and is important to understanding the quality of originations and the related credit risk inherent in our owned and securitized portfolios. As the level of our securitized receivables falls over time, managed basis and owned basis results will eventually converge, and we will only report owned basis results.
Operating results, percentages and ratios Certain percentages and ratios have been presented on an operating basis and have been calculated using “operating net income”, a non-GAAP financial measure. “Operating net income” is net income excluding certain nonrecurring items shown in the table below. These nonrecurring items are also excluded in calculating our operating basis efficiency ratios. We believe that excluding these nonrecurring items helps readers of our financial statements to better understand the results and trends of our underlying business. See our Annual Report for 2004 on Form 10-K for further discussion of these items.
A reconciliation of net income to operating net income follows:

	Three Months Ended

	3/31/05	12/31/04	3/31/04

	(in millions)
Net income	$626	$712	$470
Gain on bulk sale of private label receivables, after-tax	-	(423)	-
Adoption of FFIEC charge-off policies for domestic private label and MasterCard and Visa portfolios, after-tax	-	121	-

Operating net income	$626	$410	$470

HSBC Finance Corporation

CONSOLIDATED STATEMENTS OF INCOME – OWNED BASIS
Three Months

				% Change from
	Three Months Ended			Prior

	3/31/05	12/31/04	3/31/04	Qtr.	Year

	(dollars are in millions)
Finance and other interest income	$2,950	$3,001	$2,528	(1.7)%	16.7%
Interest expense	1,062	918	708	15.7	50.0

Net interest income	1,888	2,083	1,820	(9.4)	3.7
Provision for credit losses	841	1,286	928	(34.6)	(9.4)

Net interest income after provision for credit losses	1,047	797	892	31.4	17.4

Other revenues:
Securitization revenue	85	127	348	(33.1)	(75.6)
Insurance revenue	221	221	211	-	4.7
Investment income	33	30	41	10.0	(19.5)
Derivative income	260	263	52	(1.1)	100+
Fee income	306	282	265	8.5	15.5
Taxpayer financial services income	243	8	206	100+	18.0
Other income	314	164	100	91.5	100+
Gain on bulk sale of private label receivables	-	663	-	(100.0)	-

Total other revenues	1,462	1,758	1,223	(16.8)	19.5

Costs and expenses:
Salaries and fringe benefits	497	472	485	5.3	2.5
Sales incentives	82	104	78	(21.2)	5.1
Occupancy and equipment expenses	87	86	83	1.2	4.8
Other marketing expenses	180	199	132	(9.5)	36.4
Other servicing and administrative expenses	258	209	226	23.4	14.2
Support services from HSBC affiliates	209	194	177	7.7	18.1
Amortization of acquired intangibles	107	85	116	25.9	(7.8)
Policyholders’ benefits	122	113	113	8.0	8.0

Total costs and expenses	1,542	1,462	1,410	5.5	9.4

Income before income tax expense	967	1,093	705	(11.5)	37.2
Income tax expense	341	381	235	(10.5)	45.1

Net income	$626	$712	$470	(12.1)%	33.2%

Gain on bulk sale of private label receivables, after-tax	-	(423)	-	100.0	-
Adoption of FFIEC charge-off policies for domestic private label and MasterCard and Visa portfolios, after-tax	-	121	-	(100.0)	-

Operating net income(1)	$626	$410	$470	52.7%	33.2%

(1)	Operating net income is a non-GAAP financial measure which is provided for comparison of our operating trends and should be read in conjunction with our owned basis GAAP financial information. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

HSBC Finance Corporation

Securitization Revenue

	Three Months Ended

	3/31/05	12/31/04	3/31/04

	(in millions)
Net initial gains(1)	$-	$-	$3
Net replenishment gains(1)	53	69	120
Servicing revenue and excess spread	32	58	225

Total	$85	$127	$348

(1)	Net of our estimate of probable credit losses under the recourse provisions.
Receivables Securitized

	Three Months Ended

	3/31/05	12/31/04	3/31/04

	(in millions)
Auto finance	$-	$-	$-
MasterCard/ Visa(1)	-	-	50
Personal non-credit card	-	-	-

Total	$-	$-	$50

(1)	MasterCard and Visa are registered trademarks of MasterCard International, Incorporated and VISA USA Inc., respectively.

HSBC Finance Corporation

RECEIVABLES ANALYSIS

End-of-Period Receivables

				% Change from
				Prior

	3/31/05	12/31/04	3/31/04	Qtr.	Year

	(dollars are in millions)
Owned receivables:
Real estate secured(1)	$68,486	$64,820	$52,440	5.7%	30.6%
Auto finance	8,107	7,544	4,936	7.5	64.2
MasterCard/ Visa	15,554	14,635	10,788	6.3	44.2
Private label(2)	3,130	3,411	11,759	(8.2)	(73.4)
Personal non-credit card	16,608	16,128	13,343	3.0	24.5
Commercial and other	276	317	384	(12.9)	(28.1)

Total owned receivables	112,161	106,855	93,650	5.0	19.8

Receivables serviced with limited recourse:
Real estate secured	73	81	182	(9.9)	(59.9)
Auto finance	2,175	2,679	4,093	(18.8)	(46.9)
MasterCard/ Visa	6,140	7,583	9,536	(19.0)	(35.6)
Private label(2)	-	-	5,261	-	(100.0)
Personal non-credit card	3,098	3,882	5,285	(20.2)	(41.4)

Total receivables serviced with limited recourse	11,486	14,225	24,357	(19.3)	(52.8)

Managed receivables:(3)
Real estate secured	68,559	64,901	52,622	5.6	30.3
Auto finance	10,282	10,223	9,029	.6	13.9
MasterCard/ Visa	21,694	22,218	20,324	(2.4)	6.7
Private label(2)	3,130	3,411	17,020	(8.2)	(81.6)
Personal non-credit card(4)	19,706	20,010	18,628	(1.5)	5.8
Commercial and other	276	317	384	(12.9)	(28.1)

Total managed receivables	$123,647	$121,080	$118,007	2.1%	4.8%

(1)	Real estate secured receivable levels reflect sales to HSBC Bank USA, N.A. of $.9 billion on March 31, 2004.

(2)	Private label receivable levels reflect the bulk sale of domestic private label receivables in December 2004 of $12.2 billion ($15.6 billion on a managed basis) to HSBC Bank USA, N.A.

(3)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information.

(4)	Personal non-credit card receivables are comprised of the following:

	3/31/05	12/31/04	3/31/04

	(in millions)
Domestic personal unsecured	$10,736	$10,725	$9,659
Union Plus personal unsecured	426	474	640
Personal homeowner loans	4,390	4,582	4,580
Foreign unsecured	4,154	4,229	3,749

Total	$19,706	$20,010	$18,628

HSBC Finance Corporation

FINANCIAL HIGHLIGHTS – MANAGED BASIS(1)
Revenues, Average Interest-Earning Assets and Net Interest Income
Three Months

							% Change from
	Three Months Ended						Prior

	3/31/05	(2)	12/31/04	(2)	3/31/04	(2)	Qtr.	Year

	(dollars are in millions)
Finance and other interest income	$3,391	10.78%	$3,601	10.64%	$3,417	10.94%	(5.8)%	(.8)%
Interest expense	1,171	3.72	1,050	3.10	843	2.70	11.5	38.9

Net interest income	2,220	7.06%	2,551	7.54%	2,574	8.24%	(13.0)	(13.8)
Provision for credit losses	871		1,305		1,181		(33.3)	(26.2)

Net interest income after provision for credit losses	$1,349		$1,246		$1,393		8.3%	(3.2)%

Other revenues:
Insurance revenue	$221		$221		$211		-%	4.7%
Investment income	33		30		41		10.0	(19.5)
Fee income	397		437		462		(9.2)	(14.1)
Securitization revenue	(308)		(477)		(350)		(35.4)	(12.0)
Derivative income	260		263		52		(1.1)	100+
Taxpayer financial services income	243		8		206		100+	18.0
Other income	314		164		100		91.5	100+
Gain on bulk sale of private label receivables	-		663		-		(100.0)	-

Total other revenues	$1,160		$1,309		$722		(11.4)%	60.7%

Average managed receivables
Real estate secured	$66,562		$61,543		$52,165		8.2%	27.6%
Auto finance	10,242		10,052		8,902		1.9	15.1
MasterCard/ Visa	21,928		21,221		20,823		3.3	5.3
Private label	3,227		17,858		17,471		(81.9)	(81.5)
Personal non-credit card	19,827		19,593		18,857		1.2	5.1
Commercial and other	306		321		391		(4.7)	(21.7)
Purchase accounting fair value adjustments	184		243		391		(24.3)	(52.9)

Average managed receivables	$122,276		$130,831		$119,000		(6.5)%	2.8%
Average noninsurance investments	2,,927		3,889		5,313		(24.7)	(44.9)
Other interest-earning assets	666		660		641		.9	3.9

Average managed interest-earning assets	$125,869		$135,380		$124,954		(7.0)%	.7%

Selected Financial Ratios:
Return on average managed assets	1.73%		1.87%		1.30%		(7.5)%	33.1%
Efficiency ratio	43.59		36.00		40.75		21.1	7.0
Net interest margin	7.06		7.54		8.24		(6.4)	(14.3)
Risk adjusted revenue	8.17		8.37		7.06		(2.4)	15.7
Excluding Nonrecurring Items/ Operating Basis:
Return on average managed assets	1.73		1.07		1.30		61.7	33.1
Efficiency ratio	43.59		42.18		40.75		3.3	7.0
Risk adjusted revenue	8.17		7.32		7.06		11.6	15.7

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

(2)	% Columns: comparison to average managed interest-earning assets, annualized.

HSBC Finance Corporation

CREDIT QUALITY/ CREDIT LOSS RESERVES – MANAGED BASIS(1)
Two-Months-and-Over Contractual Delinquency

As a percent of managed consumer receivables, excludes commercial.	3/31/05	12/31/04	3/31/04

Real estate secured	2.64%	2.97%	3.89%
Auto finance	2.26	2.96	2.63
MasterCard/ Visa	3.97	3.98	4.35
Private label	4.71	4.13	4.98
Personal non-credit card	9.16	9.30	10.36

Total	3.93%	4.24%	5.06%

Quarter-to-Date Charge-offs, Net of Recoveries

As a percent of average managed consumer receivables, annualized, excludes commercial.	3/31/05	12/31/04	3/31/04

Real estate secured	.87%	1.04%	1.15%
Auto finance	5.82	4.47	7.81
MasterCard/ Visa(2)	6.56	7.54	7.08
Private label(2)	4.18	9.22	5.06
Personal non-credit card	8.54	8.55	11.21

Total	3.65%	4.61%	4.88%

Real estate charge-offs and REO expense as a percent of average managed real estate secured receivables	1.01%	1.17%	1.63%

Credit Loss Reserves

	3/31/05	12/31/04	3/31/04

	(in millions)
Reserves for managed receivables at beginning of quarter	$4,515	$5,199	$6,167
Provision for credit losses	871	1,305	1,181
Charge-offs, net of recoveries	(1,118)	(1,502)	(1,442)
Other, net	(26)	(487)	6

Reserves for managed receivables at end of quarter	$4,242	$4,515	$5,912

Reserves as a percent of managed receivables	3.43%	3.73%	5.01%

Nonperforming Assets

	3/31/05	12/31/04	3/31/04

	(in millions)
Nonaccrual managed receivables	$3,387	$3,558	$3,726
Accruing managed receivables 90 or more days delinquent	579	607	1,208
Renegotiated commercial loans	1	2	2

Total nonperforming managed receivables	3,967	4,167	4,936
Real estate owned	509	587	656

Total nonperforming assets	$4,476	$4,754	$5,592

Managed credit loss reserves as a percent of nonperforming managed receivables	106.9%	108.4%	119.8%

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

(2)	The adoption of charge-off policies in accordance with the Uniform Retail Credit Classification and Account Management Policy issued by the Federal Financial Institutions Examination Council for our domestic private label and our MasterCard and Visa portfolios in December 2004 increased private label net charge-offs by $197 million (442 basis points), MasterCard/ Visa net charge-offs by $5 million (10 basis points) and total consumer net charge-offs by $202 million (62 basis points) during the quarter ended December 31, 2004.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Revenues, Average Interest-Earning Assets and Net Interest Income
Three Months

	Three Months Ended 3/31/05			Three Months Ended 12/31/04			Three Months Ended 3/31/04

		Serviced with			Serviced with			Serviced with
		Limited			Limited			Limited
	Owned	Recourse(1)	Managed	Owned	Recourse(1)	Managed	Owned	Recourse(1)	Managed

	(dollars are in millions)
Finance and other interest income	$2,950	$441	$3,391	$3,001	$600	$3,601	$2,528	$889	$3,417
Interest expense	1,062	109	1,171	918	132	1,050	708	135	843

Net interest income	1,888	332	2,220	2,083	468	2,551	1,820	754	2,574
Provision for credit losses	841	30	871	1,286	19	1,305	928	253	1,181

Net interest income after provision for credit losses	$1,047	$302	$1,349	$797	$449	$1,246	$892	$501	$1,393

Other revenues:
Securitization revenue	$85	$(393)	$(308)	$127	$(604)	$(477)	$348	$(698)	$(350)
Insurance revenue	221	-	221	221	-	221	211	-	211
Investment income	33	-	33	30	-	30	41	-	41
Fee income	306	91	397	282	155	437	265	197	462
Derivative income	260	-	260	263	-	263	52	-	52
Taxpayer financial services income	243	-	243	8	-	8	206	-	206
Other income	314	-	314	164	-	164	100	-	100
Gain on bulk sale of private label receivables	-	-	-	663	-	663	-	-	-

Total other revenues	$1,462	$(302)	$1,160	$1,758	$(449)	$1,309	$1,223	$(501)	$722

Average receivables:
Real estate secured	$66,485	$77	$66,562	$61,445	$98	$61,543	$51,976	$189	$52,165
Auto finance	7,779	2,463	10,242	7,191	2,861	10,052	4,511	4,391	8,902
MasterCard/ Visa	15,079	6,849	21,928	13,009	8,212	21,221	11,129	9,694	20,823
Private label	3,227	-	3,227	14,349	3,509	17,858	12,209	5,262	17,471
Personal non-credit card	16,332	3,495	19,827	15,671	3,922	19,593	13,115	5,742	18,857
Commercial and other	306	-	306	321	-	321	391	-	391
Purchase accounting fair value adjustments	184	-	184	243	-	243	391	-	391

Average receivables	$109,392	$12,884	$122,276	$112,229	$18,602	$130,831	$93,722	$25,278	$119,000
Average noninsurance investments	2,927	-	2,927	3,889	-	3,889	5,313	-	5,313
Other interest-earning assets	666	-	666	660	-	660	641	-	641

Average interest-earning assets	$112,985	$12,884	$125,869	$116,778	$18,602	$135,380	$99,676	$25,278	$124,954

Net interest income as a percentage of average interest-earning assets	6.68%	10.31%	7.06%	7.13%	10.06%	7.54%	7.30%	11.93%	8.24%

(1)	When reporting on a managed basis, finance and other interest income, interest expense, provision for credit losses and fee income related to securitized receivables are reclassified from securitization revenue in our owned statements of income into the appropriate caption.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Selected Financial Ratios

	Three Months Ended

	3/31/05	12/31/04	3/31/04

	(dollars are in millions)
Return on Average Common Shareholder’s Equity:
Net income	$626	$712	$470
Dividends on preferred stock	(18)	(18)	(18)

Net income available to common shareholders	$608	$694	$452
Gain on bulk sale of private label receivables, after-tax	-	(423)	-
Adoption of FFIEC charge-off policies for domestic private label and MasterCard and Visa portfolios, after-tax	-	121	-

Operating net income available to common shareholders	$608	$392	$452

Average common shareholder’s equity	$16,170	$16,838	$16,645

Return on average common shareholder’s equity	15.04%	16.49%	10.86%
Return on average common shareholder’s equity, operating basis	15.04	9.31	10.86

Return on Average Assets:
Net income	$626	$712	$470
Operating net income	626	410	470

Average assets:
Owned basis	$131,954	$134,316	$119,388
Serviced with limited recourse	12,884	18,602	25,278

Managed basis	$144,838	$152,918	$144,666

Return on average owned assets	1.90%	2.12%	1.57%
Return on average owned assets, operating basis	1.90	1.22	1.57
Return on average managed assets	1.73	1.87	1.30
Return on average managed assets, operating basis	1.73	1.07	1.30

HSBC Finance Corporation

	Three Months Ended

	3/31/05	12/31/04	3/31/04

	(dollars are in millions)
Efficiency Ratio:
Total costs and expenses less policyholders’ benefits	$1,420	$1,349	$1,297

Net interest income and other revenues less policyholders’ benefits:
Owned basis	$3,228	$3,728	$2,930
Serviced with limited recourse	30	19	253

Managed basis	$3,258	$3,747	$3,183

Gain on bulk sale of private label receivables	$-	$663	$-
Adoption of FFIEC charge-off policies for domestic private label and MasterCard and Visa portfolios:
Owned basis	-	151	-
Managed basis	-	107	-
Net interest income and other revenues less policyholders’ benefits, excluding nonrecurring items:
Owned basis	$3,228	$3,216	$2,930
Serviced with limited recourse	30	(25)	253

Managed basis	$3,258	$3,191	$3,183

Owned basis efficiency ratio	43.99%	36.14%	44.27%
Owned basis efficiency ratio, operating basis	43.99	41.95	44.27
Managed basis efficiency ratio	43.59	36.00	40.75
Managed basis efficiency ratio, operating basis	43.59	42.24	40.75

Managed Basis Risk Adjusted Revenue:
Net interest income	$2,220	$2,551	$2,574
Other revenues, excluding securitization revenue	1,468	1,786	1,072
Less: Net charge-offs	(1,118)	(1,502)	(1,442)

Risk adjusted revenue	$2,570	$2,835	$2,204
Gain on bulk sale of private label receivables	-	(663)	-
Adoption of FFIEC charge-off policies for domestic private label and MasterCard and Visa portfolios	-	309	-

Risk adjusted revenue, excluding nonrecurring items	2,570	2,481	2,204

Average interest-earning assets	$125,869	$135,380	$124,954

Managed basis risk adjusted revenue	8.17%	8.37%	7.06%
Managed basis risk adjusted revenue, operating basis	8.17	7.32	7.06

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Credit Quality/ Credit Loss Reserves

	Two-Months-and-Over			Quarter-to-Date Charge-offs,
	Contractual Delinquency			Net of Recoveries

	Two-Months-		Two-Months-
	and-Over	Consumer	and-Over		Average
	Contractual	Receivables	Contractual	Net	Consumer	Net
	Delinquency	Outstanding	Delinquency(1)	Charge-offs	Receivables	Charge-offs(1)

	(dollars are in millions)
March 31, 2005
Owned:
First mortgage	$1	$26	5.25%	$-	$26	1.22%
Real estate secured	1,797	68,486	2.62	144	66,485	.87
Auto finance	134	8,107	1.65	74	7,779	3.80
MasterCard/ Visa	716	15,554	4.60	270	15,079	7.17
Private label	148	3,130	4.71	34	3,227	4.18
Personal non-credit card	1,433	16,608	8.63	334	16,332	8.18

Total	$4,229	$111,911	3.78%	$856	$108,928	3.15%

Serviced with Limited Recourse:
Real estate secured	$10	$73	13.70%	$1	$77	5.19%
Auto finance	98	2,175	4.51	75	2,463	12.18
MasterCard/ Visa	146	6,140	2.38	90	6,849	5.26
Personal non-credit card	372	3,098	12.01	89	3,495	10.19

Total	$626	$11,486	5.45%	$255	$12,884	7.92%

Managed:
First mortgage	$1	$26	5.25%	$-	$26	1.22%
Real estate secured	1,807	68,559	2.64	145	66,562	.87
Auto finance	232	10,282	2.26	149	10,242	5.82
MasterCard/ Visa	862	21,694	3.97	360	21,928	6.56
Private label	148	3,130	4.71	34	3,227	4.18
Personal non-credit card	1,805	19,706	9.16	423	19,827	8.54

Total	$4,855	$123,397	3.93%	$1,111	$121,812	3.65%

December 31, 2004
Owned:
First mortgage	$1	$26	5.04%	$-	$26	-%
Real estate secured	1,920	64,820	2.96	159	61,445	1.04
Auto finance	156	7,544	2.07	49	7,191	2.73
MasterCard/ Visa	714	14,635	4.88	275	13,009	8.44
Private label	141	3,411	4.13	328	14,349	9.16
Personal non-credit card	1,401	16,128	8.69	316	15,671	8.06

Total	$4,333	$106,564	4.07%	$1,127	$111,691	4.04%

Serviced with Limited Recourse:
Real estate secured	$10	$81	12.35%	$1	$98	4.08%
Auto finance	147	2,679	5.49	63	2,861	8.81
MasterCard/ Visa	170	7,583	2.24	125	8,212	6.09
Private label	-	-	-	83	3,509	9.46
Personal non-credit card	461	3,882	11.88	103	3,921	10.51

Total	$788	$14,225	5.54%	$375	$18,601	8.06%

Managed:
First mortgage	$1	$26	5.04%	$-	$26	-%
Real estate secured	1,930	64,901	2.97	160	61,543	1.04
Auto finance	303	10,223	2.96	112	10,052	4.47
MasterCard/ Visa	884	22,218	3.98	400	21,221	7.54
Private label	141	3,411	4.13	411	17,858	9.22
Personal non-credit card	1,862	20,010	9.30	419	19,592	8.55

Total	$5,121	$120,789	4.24%	$1,502	$130,292	4.61%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Credit Quality/ Credit Loss Reserves (Continued)

				Quarter-to-Date Charge-offs,
	Two-Months-and-Over Contractual Delinquency			Net of Recoveries

	Two-Months-		Two-Months-
	and-Over	Consumer	and-Over		Average
	Contractual	Receivables	Contractual	Net	Consumer	Net
	Delinquency	Outstanding	Delinquency(1)	Charge-offs	Receivables	Charge-offs(1)

	(dollars are in millions)
March 31, 2004
Owned:
First mortgage	$2	$32	7.00%	$1	$34	5.10%
Real estate secured	2,031	52,440	3.87	149	51,976	1.15
Auto finance	83	4,936	1.68	52	4,511	4.65
MasterCard/Visa	637	10,788	5.90	241	11,129	8.66
Private label	632	11,759	5.38	161	12,209	5.29
Personal non-credit card	1,286	13,344	9.64	366	13,115	11.17

Total	$4,671	$93,299	5.01%	$970	$92,974	4.17%

Serviced with Limited Recourse:
Real estate secured	$18	$182	10.05%	$1	$189	1.06%
Auto finance	155	4,093	3.79	122	4,391	11.07
MasterCard/ Visa	246	9,536	2.59	127	9,694	5.27
Private label	216	5,261	4.09	60	5,262	4.53
Personal non-credit card	645	5,285	12.20	162	5,742	11.30

Total	$1,280	$24,357	5.26%	$472	$25,278	7.46%

Managed:
First mortgage	$2	$32	7.00%	$1	$34	5.10%
Real estate secured	2,049	52,622	3.89	150	52,165	1.15
Auto finance	238	9,029	2.63	174	8,902	7.81
MasterCard/ Visa	883	20,324	4.35	368	20,823	7.08
Private label	848	17,020	4.98	221	17,471	5.06
Personal non-credit card	1,931	18,629	10.36	528	18,857	11.21

Total	$5,951	$117,656	5.06%	$1,442	$118,252	4.88%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

		Serviced with
	Owned	Limited Recourse	Managed

	(dollars are in millions)
Real Estate Charge-offs and REO Expense:
Three months ended March 31, 2005
Real estate charge-offs and REO expense	$168	$1	$169
Average real estate secured receivables	66,485	77	66,562

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	1.01%	-	1.01%

Three months ended December 31, 2004
Real estate charge-offs and REO expense	$179	$1	$180
Average real estate secured receivables	61,445	98	61,543

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	1.17%	-	1.17%

Three months ended March 31, 2004
Real estate charge-offs and REO expense	$212	$1	$213

Average real estate secured receivables	51,976	189	52,165

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	1.63%	-	1.63%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Credit Quality/Credit Loss Reserves (Continued)

		Serviced with
	Owned	Limited Recourse	Managed

	(dollars are in millions)
Credit Loss Reserves:
Three months ended March 31, 2005
Reserves for receivables at beginning of quarter	$3,625	$890	$4,515
Provision for credit losses	841	30	871
Charge-offs, net of recoveries	(863)	(255)	(1,118)
Other, net	(22)	(4)	(26)

Reserves for receivables at end of quarter	$3,581	$661	$4,242

Receivables	$112,161	$11,486	$123,647
Credit loss reserves as a percent of receivables	3.19%	5.75%	3.43%

Three months ended December 31, 2004
Reserves for receivables at beginning of quarter	$3,953	$1,246	$5,199
Provision for credit losses	1,286	19	1,305
Charge-offs, net of recoveries	(1,127)	(375)	(1,502)
Other, net	(487)	-	(487)

Reserves for receivables at end of quarter	$3,625	$890	$4,515

Receivables	$106,855	$14,225	$121,080
Credit loss reserves as a percent of receivables	3.39%	6.26%	3.73%

Three months ended March 31, 2004
Reserves for receivables at beginning of quarter	$3,793	$2,374	$6,167
Provision for credit losses	928	253	1,181
Charge-offs, net of recoveries	(970)	(472)	(1,442)
Other, net	2	4	6

Reserves for receivables at end of quarter	$3,753	$2,159	$5,912

Receivables	$93,650	$24,357	$118,007
Credit loss reserves as a percent of receivables	4.01%	8.86%	5.01%

Nonperforming Assets:
March 31, 2005
Nonaccrual receivables	$2,956	$431	$3,387
Accruing receivables 90 or more days delinquent	499	80	579
Renegotiated commercial loans	1	-	1

Total nonperforming receivables	3,456	511	3,967
Real estate owned	509	-	509

Total nonperforming assets	$3,965	$511	$4,476

Credit loss reserves as a percent of nonperforming receivables	103.6%	-	106.9%

December 31, 2004
Nonaccrual receivables	$3,012	$546	$3,558
Accruing receivables 90 or more days delinquent	507	100	607
Renegotiated commercial loans	2	-	2

Total nonperforming receivables	3,521	646	4,167
Real estate owned	587	-	587

Total nonperforming assets	$4,108	$646	$4,754

Credit loss reserves as a percent of nonperforming receivables	103.0%	-	108.4%

March 31, 2004
Nonaccrual receivables	$3,003	$723	$3,726
Accruing receivables 90 or more days delinquent	876	332	1,208
Renegotiated commercial loans	2	-	2

Total nonperforming receivables	3,881	1,055	4,936
Real estate owned	656	-	656

Total nonperforming assets	$4,537	$1,055	$5,592

Credit loss reserves as a percent of nonperforming receivables	96.7%	-	119.8%